Beazer Homes

Wachovia Securities
2006 Homebuilders Conference
March 1, 2006













Someday starts today.

Forward Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition, potential liability as a result of construction defect, product liability and warranty claims, the possibility that the company's improvement plan for the Midwest and strategies to broaden target price points and lessen dependence on the entry-level segment in certain markets will not achieve desired results, and other factors described in the Company's Annual Report on Form 10-K for the year ended September 30, 2005 filed with the Securities and Exchange Commission on December 9, 2005.

Company Overview

Overview

- Sixth largest US homebuilder
- Market cap of ~$ 2.7 billion
- FY 2005:
  - Revenues: $5.0 billion
  - Home Closings: 18,146
- Broad geographic and product diversification
- Specific operational initiatives targeted at company-specific opportunities.



South East
Mid Atlantic
Mid West
Central
West

History

- 1994 IPO of Beazer Homes with annual revenues of $537 million in 9 states in the Southeast and Southwest, focused on first-time and first move-up buyers
- Over the next decade, Beazer Homes assembled a broad geographic footprint through acquisition in many of the country's largest, most attractive housing markets
- In January 2004, consolidated its broad portfolio of local market identities into a single national brand with a formalized integrated Profitable Growth Strategy
- In November 2005, announced extension of Profitable Growth Strategy, including 10 million share repurchase authorization and targeting margins and return on capital within the upper quartile of the industry

Overview
Where do we build?


FY 2005 Closings By State
GA 4%
FL 12%
TN 4%
NC 7%
SC 7%
CA 14%
AZ 9%
CO 3%
NV 8%
TX 8%
VA/W.VA 5%
MD/DE 3%
NJ/PA 3%
IN 8%
KY 1%
OH 4%

Overview
What Do We Build?


FY 2005 Closings by Product-Type
40%
35%
30%
25%
20%
15%
10%
5%
0%
18%
36%
20%
15%
11%
<1500 sq. ft.
1500 - 1999 sq. ft.
2000 - 2499 sq. ft.
2500 - 2999 sq. ft.
>3000 sq. ft.
Economy
Value
Style
18%
56%
26%

Beazer Homes

Overview
Industry Backdrop

- Constrained Supply
  - Land constraints and entitlement restrictions
  - Larger deals require greater financial wherewithal
  - Reduced speculative building
  - Housing start levels have not kept pace with population growth
- Increasing Demand
  - Demographic trends including increases in population, households and homeownership rates
  - Minority and immigrant ownership, baby and echo boomers expanding demand
  - Replacement of aging housing stock
  - Second home purchases
  - Liquidity of US mortgage market
- Expanding share for public builders
  - Consolidating industry as size and scale of major public homebuilders leads to sustainable competitive advantages

Overview
Recent Market Check

- As noted in the media, and in our Q1 conference call, several markets have experienced slower sales pace and price appreciation than experienced in recent years

- Several major public homebuilding markets, notably Northern Virginia and Sacramento, have seen significant increases in resale listings in recent months

- Others such as Arizona, Nevada, and Southern California have seen a return to sales and price patterns consistent with historically normal trends

- Entitlement and supply chain challenges continue to affect the industry and the Company in many land constrained, high impact markets

Profitable Growth Strategy
3 Foundation Components


Selective Market Penetration
Profitability Initiatives
Leverage National Brand

Beazer Homes

Profitable Growth Strategy
Selective Market Penetration


Selective Market Penetration
Profitability Initiatives
Leverage National

Capitalize on Broad Geographic Profile Assembled Over Last Decade

- **Selectively leverage infrastructure and land positions already in place**

- **Grow in existing markets by increasing *depth and breadth* through focused product and price-point diversification**



Profitable Growth Strategy
Selective Market Penetration

Market Research and Customer Segmentation

- Couple in-house knowledge with sophisticated market research tools to define 'Beazer Customer Segments' across the organization
- Use Beazer Customer Segments as the foundation for land acquisition, product design, marketing, advertising, merchandising and design studio
- Leverage resources and assets across the organization using best-in-class technology



Profitable Growth Strategy
Leverage National Brand


Selective
Market
Profitability
Initiatives
Leverage
National
Brand

- **National branding strategy**
- **Differentiate by providing an *enjoyable customer experience plus value***
- **Customer is the constant focus**




Someday soon,
your efforts.


VISTA GREE


You could be opening the door to a brand new home.
Algún día comienza hoy
Saborear
Algún Día...
Tocarás, Vivirás, y Sentirás
Tu Nueva Casa.
Relajar
Disfrutar

Someday starts today.

Profitable Growth Strategy
Profitability Initiatives



Selective Market
Profitability Initiatives
Leverage National

- Simplify and standardize best practices & product designs to improve profitability and quality
- Create economies of scale through regional and national initiatives
- Achieve "back-end" cost reductions with quality and customer satisfaction initiatives such as FOCUS and CASE
- Leverage fixed cost infrastructure and existing land positions through organic growth initiatives



Operating Income Margin*
Gross Margin
Operating Income Margin
Gross Margin
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.2%
18.4%
20.2%
20.7%
23.5%
6.7%
7.3%
8.8%
9.7%
12.4%
2001
2002
2003
2004
2005

*2005 Operating Margin Excludes Goodwill Impairment Charge (See appendix for reconciliation to GAAP)

Beazer Homes

Extension of Profitable Growth Strategy

- Achieve sustainable long term profitable growth through rebalancing and reallocating capital into most promising market opportunities
- Includes expansion of share repurchase program to 10 million shares over approximately 3 years with $67.0 million repurchased in Q1 2006
- Drive margin expansion through focused strategic and tactical initiatives, already underway and yielding benefits
- Build upon these recent successes by targeting margins and return on invested capital within the upper quartile of the industry

Financial Summary

Financial Summary
Revenue Growth

FY Ended September 30



Revenues
Home Closings
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Revenues ($ Millions)
Home Closings
9,059
13,603
15,409
16,451
18,146
1,805
2,641
3,177
3,907
4,995
2001
2002
2003
2004
2005

Financial Summary
Margin Growth

FY Ended September 30



Operating Income Margin*
Gross Margin
Operating Income Margin
Gross Margin
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.2%
18.4%
20.2%
20.7%
23.5%
6.7%
7.3%
8.8%
9.7%
12.4%
2001
2002
2003
2004
2005

*2005 Operating Margin Excludes Goodwill Impairment Charge (See appendix for reconciliation to GAAP)

Financial Summary
EBITDA Growth

FY Ended September 30



EBITDA*
$ Millions
900
800
700
600
500
400
300
200
100
0
$165.2
$254.5
$354.2
$468.5
$733.1
2001
2002
2003
2004
2005

*2005 EBITDA Excludes Goodwill Impairment Charge – See appendix for reconciliation to GAAP

Financial Summary
Investment in Land



76,778 lots ~ 4.6 Years
79,716 lots ~ 5.2 Years
90,571 lots ~ 5.5 Years
106,394 lots ~ 5.9 Years
Years Supply
7
6
5
4
3
2
1
0
55%
45%
54%
46%
53%
47%
55%
45%
2002
2003
2004
2005
Owned
Optioned

As of September 30

Years Supply Based on LTM Closings (2002 Pro forma to reflect LTM including Crossmann)

Financial Summary
Debt/Capital Ratios



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Total Capital
53.1%
50.4%
48.4%
43.8%
43.0%
40.5%
48.3%
40.3%
46.8%
40.5%
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Total Debt to Capital
Net Debt to Capital

Financial Summary
Q1 2006



Home Closings
5,000
4,000
3,000
2,000
1,000
0
3,574
3,829
7.1%
2004
2005



Revenues
($ Millions)
$1,500
$1,000
$500
$0
$911.8
$1,105.6
21.3%
2004
2005

Financial Summary
Q1 2006


Net Income
($ Millions)
$100
$75
$50
$25
$0
$69.7
$89.9
29.0%
2004
2005


Diluted Earnings
Per Share
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.57
$2.00
27.4%
2004
2005

Financial Summary
Q1 2006

Unit Backlog



10,000
8,000
6,000
4,000
8,427
9,276
10.1%
2004
2005

Sales Dollar Backlog

($ Millions)



3,200
2,400
1,600
800
0
$2,350
$2,781
18.3%
2004
2005

As of December 31

Financial Summary

Balance Sheet & Credit Statistics

($ In Millions)	As of Dec-05	Dec-04
Cash	**$12.1**	$91.1
Inventory	**$3,263.7**	$2,585.5
Total Assets	**$3,852.7**	$3,175.2
Total Debt	**$1,379.5**	$1,143.5
Total Equity	**$1,538.0**	$1,305.1
Total Debt/Cap	**47.3%**	46.7%
Net Debt/Cap	**47.1%**	44.6%
Twelve Months Ended December 31:		
EBITDA*	**$766.4**	$507.3
EBITDA %	**14.8%**	12.7%
Interest Coverage	**8.08 x**	6.38 x

*See appendix for GAAP measure reconciliation; 2005 excludes goodwill impairment charge of $130.2 million

Outlook

FY 2006 EPS Target to Meet or Exceed $10.50


$12
$10
$8
$6
$4
$2
$0
$3.58
$4.26
$5.59
$8.72
~$10.50
2002
2003
2004
2005*
2006**

*FY 2005 excludes $130.2 million goodwill impairment charge taken in Q2 2005. (See appendix for reconciliation to GAAP). **FY 2006 outlook issued on January 19, 2006.

Beazer Homes

Outlook

- Current outlook presently supported by backlog and Beazer-specific opportunities for margin enhancement and organic growth in existing markets assuming a healthy, normalized spring selling season

- Long-term outlook supported by industry fundamentals including supply/demand dynamics, demographic trends and expectations for further competitive advantages for large public builders

- Capitalize on these growth opportunities through our commitment to a long-term profitable growth strategy that:
  1. Increases profitability
  2. Selectively increases market penetration
  3. Leverages national brand

- Coupled with continued execution of profitable growth initiatives, Beazer Homes will pursue a more aggressive share repurchase strategy to further enhance shareholder value over the next several years

Beazer Homes


Someday starts today.

Wachovia Securities Homebuilders Conference

March 1, 2006

Appendix 1
Reconciliation of
Non GAAP measures

Appendix 1

(in thousands, except per share data)		Twelve Months Ended September 30, 2005
Reported operating income	$	486,918
Total revenues	$	4,995,353
Reported operating income margin		9.7%
Adjusted operating income margin		
Reported operating income	$	486,918
Goodwill impairment loss		130,235
Operating income, excluding goodwill impairment loss	$	617,153
Operating income margin, excluding goodwill impairment loss		12.4%
Reported net income	$	262,524
Reported net income per common share		$5.87
Adjusted Net Income and Earnings Per Share:		
Reported net income	$	262,524
Goodwill impairment loss		130,235
Net income, excluding goodwill impairment loss	$	392,759
After-tax interest add-back to pro-forma net income for 'if converted' treatment of convertible notes in calculation of diluted net income per common share	$	5,325
Diluted net income per common share, excluding goodwill impairment loss	$	8.72
Diluted weighted average shares outstanding		45,634

Beazer Homes

Appendix 1

	LTM Ended December 31,		Year Ended September 30,				
	2005	2004	2005	2004	2003	2002	2001
Income before income taxes	$ 530,201	$ 422,561	$ 499,334	$ 386,575	$ 285,529	$ 202,059	$ 122,748
Plus Interest Expense	84,604	68,471	82,388	66,199	55,451	43,001	33,235
Plus Depreciation and Amortization	21,391	16,234	21,174	15,755	13,220	9,453	9,253
EBITDA	$ 636,196	$ 507,266	$ 602,896	$ 468,529	$ 354,200	$ 254,513	$ 165,236
Goodwill Impairment	$ 130,235	$ -	$ 130,235	$ -	$ -	$ -	$ -
Adjusted EBITDA	$ 766,431	$ 507,266	$ 733,131	$ 468,529	$ 354,200	$ 254,513	$ 165,236